SCHWABsignature(TM) ANNUITY
                       A flexible premium variable annuity
                                 Distributed by
                           Charles Schwab & Co., Inc.
                                    Issued by
                   Great-West Life & Annuity Insurance Company
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Overview
This Prospectus describes the Schwabsignature Annuity (the "Contract")--a flexible premium variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Great-West Life & Annuity Insurance Company (we, us, Great-West or GWL&A) presently issues the Contract either on a group basis or as individual contracts. Participants in the group contract will be issued a certificate showing an interest under the group contract. Both will be referred to as "Contract" throughout this Prospectus. The group Contract is offered to: (a) existing and future customers of Charles Schwab & Co., Inc. ("Schwab"); and, (b) individuals that have entered into a contract to receive advisory services from independent investment advisors that have an existing contractual relationship with Schwab.

How to Invest
We refer to amounts you invest in the Contract as "Contributions." The minimum initial Contribution is:
o        $5,000

Additional  Contributions  can be made at any time  before  you begin  receiving
annuity  payments  or  taking  periodic  withdrawals.   The  minimum  subsequent
Contribution is:

o        $500 per Contribution
o        $100 per Contribution if made via Automatic Bank Draft Plan

Allocating Your Money
When you contribute money to the Schwabsignature Annuity, you can allocate it among the Sub-Accounts of the Variable Annuity-1 Series Account which invest in the following Portfolios:
o Alger American Balanced Portfolio - Class O Shares
o Alger American Growth Portfolio - Class O Shares
o Alliance VP Growth & Income Portfolio - Class A Shares
o Alliance VP Growth Portfolio - Class A Shares
o AllianceBernstein VP Real Estate Investment Portfolio - Class A Shares
o American Century VP International Fund - Original Class Shares
o American Century VP Income & Growth Fund - Original Class Shares
o Berger IPT-Large Cap Growth Fund
o Berger IPT-Small Company Growth Fund
o Delaware VIP Small Cap Value Series - Standard Class
o Dreyfus Variable Investment Fund Small Cap Portfolio - Initial Shares
o Dreyfus Variable Investment Fund Growth and Income Portfolio - Initial Shares
o Federated International Equity Fund II
o Federated Fund for U.S. Government Securities II
o INVESCO VIF-High Yield Fund
o INVESCO VIF-Technology Fund
o JPMorgan Small Company Portfolio
o Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares
o Janus Aspen Series Flexible Income Portfolio - Institutional Shares
o Oppenheimer Global Securities Fund/VA
o PBHG Insurance Series Large Cap Growth Portfolio
o SAFECO Resource Series Trust Equity Portfolio
o Schwab MarketTrack Growth Portfolio II
o Schwab Money Market Portfolio
o Schwab S&P 500 Portfolio
o Scudder Variable Series I Capital Growth Portfolio - Class A Shares
o Scudder Variable Series II Small Cap Growth Portfolio - Class A Shares
o Scudder VIT EAFE(R) Equity Index Fund (formerly Deutsche Asset Management VIT EAFE(R) Equity Index Fund) - Class A Shares
o Scudder VIT Small Cap Index Fund (formerly Deutsche Asset Management VIT Small Cap Index Fund) - Class A Shares
o Strong Mid-Cap Growth Fund II
o Strong Opportunity Fund II - Investor Class

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. No person is authorized by Great-West to give information or to make any representation, other than those contained in this Prospectus, in connection with the offers contained in the Prospectus. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. Please read this Prospectus and keep it for future reference.

                                   May 1, 2002

Sales and Surrender Charges
There are no sales, redemption, surrender or withdrawal charges under the Schwabsignature Annuity.

Right of Cancellation Period
After you receive your Contract, you can look it over for at least 10 days or longer if required by your state law (in some states, up to 35 days for replacement policies), during which time you may cancel your Contract as described in more detail on Page 15.

Payout Options
The Schwabsignature Annuity offers three payout options - - through periodic withdrawals, variable annuity payouts or in a single, lump-sum payment. The Contracts are not deposits of, or guaranteed or endorsed by, any bank, nor are the Contracts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Contracts involve certain investment risks, including possible loss of principal.

For account information, please contact:

     Schwab Insurance Services
     P.O. Box 7666
     San Francisco, California  94120-7666
     888-560-5938
     Via Email: annuities@schwab.com
     Via Internet:
     www.schwab.com (Please note that as of the date of this prospectus, internet access and functionality may not be available to all contract owners.) For clients of investment managers who are Schwab Alliance customers:
     www.schwaballiance.com
     For all other clients of investment managers;
     www.schwabannuity.com

This Prospectus presents important information you should review before purchasing the Schwabsignature Annuity. Please read it carefully and keep it for future reference. You can find more detailed information pertaining to the Contract in the Statement of Additional Information dated May 1, 2002 (as may be amended from time to time), and filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The table of contents for the Statement of Additional Information may be found on Page 30 of this Prospectus. You may obtain a copy without charge by contacting Schwab Insurance Services at the above address or phone number. Or, you can obtain it by visiting the Securities and Exchange Commission's web site at www.sec.gov. This web site also contains other information about us that has been filed electronically.



This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

                  This Contract is not available in all states.

Table of Contents
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Definitions................................................4
Summary....................................................6
   How to contact Schwab...................................6
Fee Table..................................................7
Portfolio Annual Expenses..................................8
Fee Examples...............................................9
Condensed Financial Information............................10
Great-West Life & Annuity Insurance
Company....................................................10
The Series Account.........................................10
The Portfolios.............................................10
   Meeting Investment Objectives...........................14
   Where to Find More Information About the
   Portfolios..............................................14
   Addition, Deletion or Substitution......................15
Application and Initial Contributions......................15
Right of Cancellation Period...............................15
Subsequent Contributions ..................................16
Annuity Account Value......................................16
Transfers..................................................16
   Possible Restrictions...................................17
   Automatic Customer Transfers............................17
Cash Withdrawals...........................................19
   Withdrawals to Pay Investment Manager or
   Financial Advisor Fees..................................19
   Tax Consequences of Withdrawals.........................19
Telephone and Internet Transactions........................19
Death Benefit..............................................20
   Beneficiary.............................................20
   Distribution of Death Benefit...........................21
Charges and Deductions.....................................22
   Mortality and Expense Risk Charge.......................22
   Expenses of the Portfolios..............................22
   Premium Tax.............................................22
   Other Taxes.............................................23
Payout Options.............................................23
   Periodic Withdrawals....................................23
   Annuity Payouts.........................................23
Seek Tax Advice............................................25
Federal Tax Matters........................................25
   Taxation of Annuities...................................25
Assignments or Pledges.....................................27
Performance Data...........................................27
   Money Market Yield......................................27
   Average Annual Total Return.............................27
Distribution of the Contracts..............................29
Voting Rights..............................................29
Rights Reserved by Great-West..............................30
Legal Proceedings..........................................30
Legal Matters..............................................30
Experts....................................................30
Appendix A - Condensed Financial
 Information...............................................31
Appendix B--Net Investment Factor..........................36


This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

                  This Contract is not available in all states.

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Definitions
1035 Exchange--A provision of the Internal Revenue Code of 1986, as amended (the "Code"), that allows for the tax-free exchange of certain types of insurance contracts.

Accumulation Period--The time period between the Effective Date and the Annuity Commencement Date. During this period, you're contributing to the annuity.

Annuitant--The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. If a Contingent Annuitant is named, the Annuitant will be considered the primary Annuitant.
Annuity Account--An account established by us in your name that reflects all account activity under your Contract. Annuity Account Value--The sum of the value of each Sub-Account you have selected.

Annuity Commencement Date--The date annuity payouts begin.

Annuity Payout Period--The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.

Annuity Unit--An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.

Automatic Bank Draft Plan--A feature which allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.

Beneficiary--The person(s) designated to receive any Death Benefit under the terms of the Contract.

Contingent Annuitant--The person you may name in the application who becomes the Annuitant when the primary Annuitant dies. The Contingent Annuitant must be designated before the death of the primary Annuitant.

Contingent Beneficiary--The person designated to become the Beneficiary when the primary Beneficiary dies.

Contributions--The amount of money you invest or deposit into your annuity.

Death Benefit--The amount payable to the Beneficiary when the Owner or the Annuitant dies.

Distribution Period--The period starting with your Payout Commencement Date.

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Schwabsignature Annuity Structure


         Your Annuity Account
                  |
            Variable Account
         Contains the money you contribute
            to variable investment options
               (the Sub-Accounts).
                  |
            Sub-Accounts
     Shares of the Portfolios are held
     in Sub-Accounts.  There is one
     Sub-Account for each Portfolio.
                  |
            Portfolios

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Effective Date--The date on which the first Contribution is credited to your
Annuity Account.

Owner (Joint Owner) or You--The person(s) named in the application who is entitled to exercise all rights and privileges under the Contract, while the Annuitant is living. Joint Owners must be husband and wife as of the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application.

Payout Commencement Date--The date on which annuity payouts or periodic withdrawals begin under a payout option. If you do not indicate a Payout Commencement Date on your application or at any time thereafter, annuity payouts will begin on the Annuitant's 91st birthday.

Portfolio--A registered management investment company, or portfolio thereof, in which the assets of the Series Account may be invested.

Premium Tax--A tax charged by a state or other governmental authority. Varying by state, the current range of Premium Taxes is 0% to 3.5% and may be deducted from Contributions or the Annuity Account Value when incurred by GWL&A or at another time of GWL&A's choosing.

Request--Any written, telephoned, electronic or computerized instruction in a form satisfactory to Great-West and Schwab received at Schwab Insurance Services (or other annuity service center subsequently named) from you, your designee (as specified in a form acceptable to Great-West and Schwab) or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by GWL&A before it was processed.

Schwab Insurance Services--P.O. Box 7666, San Francisco, CA 94120-7666. The toll-free telephone number is 1-888-560-5938. Schwab Insurance Services may also be contacted via email at: annuities@schwab.com .

Series Account--The segregated asset account established by Great-West under Colorado law and registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is also referred to as the separate account.

Sub-Account--A division of the Series Account containing the shares of a Portfolio. There is a Sub-Account for each Portfolio.

Surrender Value --Your Annuity Account Value on the Transaction Date of the surrender, less Premium Tax, if any.

Transaction Date--The date on which any Contribution or Request from you will be processed. Contributions and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next business day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.

Transfer--Moving money from and among the Sub-Account(s) .

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Summary
The Schwabsignature Annuity allows you to accumulate assets on a tax-deferred basis by investing in a variety of variable investment options (the Sub-Accounts) . The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. You bear the entire investment risk for all amounts invested in them. Depending on the performance of the Sub-Accounts you select, your Annuity Account Value could be less than the total amount of your Contributions.

You may purchase the Schwabsignature Annuity through a 1035 Exchange from another insurance contract. However, in no event, may you purchase the Contract as a part of a tax-qualified plan or a rollover of amounts from such a plan, including an IRA.

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How to contact the Schwab Services:

Schwab Insurance Services
P.O. Box 7666
San Francisco, CA 94120-7666
888-560-5938
Email:  annuities@schwab.com
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Your initial Contribution must be at least $5,000. Subsequent Contributions must be either $500; or $100 if made through an Automatic Bank Draft Plan.

The money you contribute to the Contract will be invested at your direction, except that in some states during your "Right of Cancellation period" your payment will be allocated to the Schwab Money Market Sub-Account. The duration of your Right of Cancellation period depends on your state law and is generally 10 days after you receive your Contract. Allocations during the right of cancellation period are described in more detail on Page 15 of this Prospectus.

Prior to the Payout Commencement Date, you can withdraw all or a part of your Annuity Account Value. There are no surrender or withdrawal charges. Certain withdrawals will normally be subject to federal income tax and may also be subject to a federal penalty tax. You may also pay a Premium Tax upon a withdrawal.

When you're ready to start taking money out of your Contract, you can select from a variety of payout options, including a lump sum payment or variable annuity payouts as well as periodic payouts.

If the Annuitant dies before the Annuity Commencement Date, we will pay the Death Benefit to the Beneficiary you select. If the Owner dies before the entire value of the Contract is distributed, the remaining value will be distributed according to the rules outlined in the "Death Benefit" section on Page 20.

The amount distributed to your Beneficiary will depend on the Death Benefit option you select. We offer two options. For Option 1, the Owner, Annuitant and Contingent Annuitant each must be age 85 or younger at the time the Contract is issued. Option 1 provides for the payment of your Annuity Account Value minus any Premium Tax. For Option 2, the Owner, Annuitant and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued. Option 2 provides for the payment of the greater of (1) your Annuity Account Value, minus any Premium Tax and (2) the sum of all Contributions minus any withdrawals you have made and minus any Premium Tax. If you select Death Benefit option 1, your Mortality and Expense Risk Charge will be 0.65%. If you choose Death Benefit option 2, this charge will be 0.70%. In addition, each Portfolio assesses a charge for management fees and other expenses. These fees and expenses are detailed in this Prospectus.

You may cancel your Contract during the Right of Cancellation period by sending it to Schwab Insurance Services or to the representative from whom you purchased it. If you are replacing an existing insurance contract with the Contract, the Right of Cancellation period may be extended based on your state of residence. The Right of Cancellation period is described in more detail on Page 15 of this Prospectus.

This summary highlights some of the more significant aspects of the Schwabsignature Annuity. You'll find more detailed information about these topics throughout the Prospectus and in your Contract. Please keep them both for future reference.

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Fee Table
The purpose of the tables and the examples that follow is to help you understand the various costs and expenses that you will bear directly or indirectly when investing in the Contract. The tables and examples reflect the highest level of expenses related to the Sub-Accounts as well as of the Portfolios. In addition to the expenses listed below, Premium Tax, if applicable, may be imposed.

Contract Owner Transaction Expenses

Sales load                                                            None
Surrender fee                                                         None
Annual Contract Maintenance Charge                                    None
Transfer Fee                                                          None*


* We reserve the right to impose a transfer fee in the future.


Separate Account Annual Expenses
(as a percentage of average Annuity Account Value)
Mortality and expense risk charge with Death Benefit option 2         0.70%1
Administrative expense charge                                         0.00%
Other fees and expenses of the Variable Account                       0.00%
                                                                      -----
Total Separate Account Annual Expenses                                0.70%












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1 If you select Death Benefit option 1, your mortality and expense risk charge will be 0.65%.
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



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Portfolio Annual Expenses

                           Portfolio Annual Expenses1

(as a percentage of Portfolio average net assets, before and after fee waivers and expense reimbursements as of December 31, 2001)

Portfolio                                      Management    Other        12b-1 fees      Total        Total Fee        Total
                                                  fees        expenses                  Portfolio       Waivers       Portfolio
                                                                                        Expenses                      expenses
                                                                                       before fee                     after fee
                                                                                         waivers                       waivers

Alger American Balanced                          0.75%         0.10%         None         0.85%           N/A           0.85%
Alger American Growth                            0.75%         0.06%         None         0.81%           N/A           0.81%
Alliance VP Growth & Income                      0.63%         0.04%         None         0.67%           N/A           0.67%
Alliance VP Growth                               0.75%         0.10%         None         0.85%           N/A           0.85%
AllianceBernstein VP Real Estate Investment2     0.90%         0.49%         None         1.39%           N/A           1.39%
American Century VP International3               1.26%          N/A          None         1.26%           N/A           1.26%
American Century VP Income & Growth              0.70%          N/A          None         0.70%           N/A           0.70%
Berger IPT-Small Company Growth                  0.85%         0.13%         None         0.98%           N/A           0.98%
Berger IPT-Large Cap Growth                      0.75%         0.14%         None         0.89%           N/A           0.89%
Delaware VIP Small Cap Value Series4             0.75%         0.11%         None         0.86%          0.02%          0.84%
Dreyfus Variable Investment Fund:                0.75%         0.04%         None         0.79%           N/A           0.79%
Small Cap Portfolio
Dreyfus Variable Investment Fund:                0.75%         0.05%         None         0.80%           N/A          0. 80%
Growth and Income Portfolio
Federated International Equity II5               1.00%        0. 76%         None        1. 76%         0. 35%         1. 41%
Federated U.S. Government Securities II6         0.60%         0.14%         None         0.74%           N/A           0.74%
INVESCO VIF-High Yield7                          0.60%         0.42%         None         1.02%           N/A           1.02%
INVESCO VIF- Technology7,8                       0.75%         0.32%         None         1.07%           N/A           1.07%
JPMorgan Small Company                           0.60%         0.55%         None         1.15%           N/A           1.15%
Janus Aspen Worldwide Growth                     0.65%         0.04%         None         0.69%           N/A           0.69%
Janus Aspen Flexible Income                      0.64%         0.03%         None         0.67%           N/A           0.67%
Oppenheimer Global Securities                    0.64%         0.06%         None         0.70%           N/A           0.70%
PBHG Large Cap Growth9                           0.75%         0.27%         None         1.02%           N/A           1.02%
SAFECO RST Equity                                0.74%         0.04%         None         0.78%           N/A           0.78%
Schwab MarketTrack Growth II10                   0.55%         0.23%         None         0.78%          0.28%          0.50%
Schwab Money Market10                            0.48%         0.04%         None         0.52%          0.02%          0.50%
Schwab S&P 50010                                 0.20%         0.10%         None         0.30%          0.02%          0.28%
Scudder Variable Series I Capital Growth         0.46%         0.04%         None         0.50%           N/A           0.50%
Scudder Variable Series II Small Cap Growth      0.65%         0.03%         None         0.68%           N/A           0.68%
Scudder  VIT EAFE(R)Equity  Index  (formerly     0.45%         0.36%         None         0.81%          0.16%          0.65%
Deutsche  Asset  Management VIT EAFE(R)Equity
Index Fund)11
Scudder   VIT  Small  Cap  Index   (formerly     0.35%         0.28%         None         0.63%          0.18%          0.45%
Deutsche  Asset  Management  VIT  Small  Cap
Index Fund) 11
Strong Mid Cap Growth II12                       0.75%         0.61%         None         1.36%          0.17%          1.19%
Strong Opportunity II12                          0.75%         0.60%         None         1.35%          0.25%          1.10%


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1 The expenses  shown for all  Portfolios are for the fiscal year ended December
31, 2001. Current or future expenses may be greater or less than those presented.

2For the AllianceBernstein VP Real Estate Investment Portfolio, from May 1, 2001 through April 30, 2002, the investment manager voluntarily agreed to waive its fee to the extent that the total expenses will not exceed 0.95%. Beginning May 1, 2002, the Portfolio will have no waiver or reimbursement; therefore, the expense information has been restated for 2001 to reflect the current fees without the fee waiver.

3For the American Century VP International Fund, there is a stepped fee schedule. As a result, the Fund's management fee rate generally decreases as the Fund assets increase.

4For the Delaware VIP Small Cap Value Series, effective through April 30, 2002, the investment adviser has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses would not exceed 0.85%. Effective May 1, 2002 through April 30, 2003, the adviser has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%.

5For the Federated International Equity Fund II, the adviser voluntarily waives a portion of its management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the fund (after the voluntary waiver) was 0.90% for the fiscal year ended December 31, 2001. The Fund did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 2001. The Fund has no present intention of paying or accruing the shareholder services fee during fiscal year ended December 31, 2002. The total 0.35% was waived.

6For the Federated Fund for U.S. Government Securities II, the maximum shareholder services fee is 0.25%. The Fund did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 2001. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2002.

7For the INVESCO VIF-High Yield and INVESCO VIF-Technology Funds, Other Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

8For the INVESCO VIF-Technology Fund, certain expenses were absorbed voluntarily by INVESCO pursuant to an agreement between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, the Fund's Other Expenses for the fiscal year ended December 31, 2001 were insignificant. 8For the INVESCO VIF-Technology Fund, certain expenses were absorbed voluntarily by INVESCO pursuant to an agreement between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, the Fund's Other Expenses for the fiscal year ended December 31, 2001 were insignificant.

9For the PBHG Large Cap Growth Portfolio, for the fiscal year ended December 31, 2002, the investment adviser has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.10%. In any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.10%, the Portfolio's Board of Trustees may elect to reimburse the investment adviser for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. During the fiscal year ended December 31 2001, the Board made no reimbursement election.

10For the Schwab MarketTrack Growth II, Schwab Money Market and Schwab S&P 500 Portfolios, the Total Portfolio expenses after fee waivers is guaranteed by Schwab and the investment adviser through April 30, 2003.

11For the Scudder VIT EAFE Equity Index and Scudder VIT Small Cap Index Funds, the investment adviser, Deutsche Asset Management, Inc., has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time.

12For the Strong Mid-Cap Growth Fund II and the Strong Opportunity Fund II, the fund advisor has voluntarily agreed to absorb certain expenses of the funds. Strong has no current intention to, but may in the future, discontinue or modify any fee waivers or expense absorptions after any appropriate notice to the fund's shareholders.

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Fee Examples1
If you retain, annuitize or surrender the Contract at the end of the applicable time period, you would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return on assets. These examples reflect (1) the highest level of mortality and expense risk charge of 0.70%, as shown in the Fee Table, and (2) total Portfolio expenses after fee waivers, as shown in the Portfolio Annual Expenses table. These examples assume that Portfolio fee waivers and expense reimbursements will continue for the periods shown and that no Premium Taxes have been assessed.


PORTFOLIO                                                      1 year         3 years           5 years             10 years
Alger American Balanced                                           $16             $53               $95               $234
Alger American Growth                                             $16             $51               $93               $228
Alliance VP Growth & Income                                       $14             $47               $84               $209
Alliance VP Growth                                                $16             $53               $95               $234
AllianceBernstein VP Real Estate Investment                       $22             $70              $127               $307
American Century VP International                                 $20             $66              $119               $290
American Century VP Income & Growth                               $15             $48               $86               $213
Berger IPT-Small Company Growth                                   $17             $57              $103               $252
Berger IPT-Large Cap Growth                                       $17             $54               $98               $239
Delaware VIP Small Cap Value Series                               $16             $52               $95               $232
Dreyfus Variable Investment Fund Small Cap                        $16             $51               $92               $225
Dreyfus Variable Investment Fund Growth and Income                $16             $51               $92               $227
Federated International Equity II                                 $22             $71              $128               $310
Federated U.S. Government Securities II                           $15             $49               $89               $218
INVESCO VIF-High Yield                                            $18             $58              $105               $257
INVESCO VIF-Technology                                            $18             $60              $108               $264
JPMorgan Small Company                                            $19             $62              $113               $275
Janus Aspen Worldwide Growth                                      $14             $47               $86               $211
Janus Aspen Flexible Income                                       $14             $47               $84               $209
Oppenheimer Global Securities                                     $15             $48               $86               $213
PBHG Large Cap Growth                                             $18             $58              $105               $257
SAFECO RST Equity                                                 $15             $50               $91               $224
Schwab MarketTrack Growth II                                      $13             $41               $74               $184
Schwab Money Market                                               $13             $41               $74               $184
Schwab S&P 500                                                    $10             $34               $61               $152
Scudder Variable Series I Capital Growth                          $13             $41               $74               $184
Scudder Variable Series II Small Cap Growth                       $14             $47               $85               $210
Scudder VIT EAFE(R)Equity Index  (formerly,  Deutsche  Asset
Management VIT EAFE(R)Equity Index                                $14             $46               $83               $206
Scudder  VIT  Small  Cap Index  (formerly,  Deutsche  Asset
Management VIT Small Cap Index)                                   $12             $39               $71               $177
Strong Mid Cap Growth II                                          $20             $64              $115               $280
Strong Opportunity II                                             $19             $61              $110               $268
--------------------

1The Portfolio Annual Expenses and these Examples are based on data provided by the Portfolios. Neither Great-West nor Schwab have reason to doubt the accuracy or completeness of that data, but neither Great-West nor Schwab have verified the Portfolios' figures. These examples, including the assumed rate of return, should not be considered representations of future performance or past or future expenses. Actual expenses paid or performance achieved may be greater or less than those shown, subject to the guarantees in the Contract.

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Condensed Financial Information
Attached as Appendix A is a table showing selected information concerning accumulation units for each Sub-Account. An accumulation unit is the unit of measure that we use to calculate the value of your interest in a Sub-Account. The accumulation unit values reflect the deduction of the only charge we impose under the Contract, the Mortality and Expense Risk Charge. The information in the table is included in the Series Account's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. To obtain a more complete picture of each Sub-Account's finances and performance, you should also review the Series Account's financial statements, which are in the Series Account's Annual Report dated December 31, 2001 and contained in the Statement of Additional Information.

Great-West Life & Annuity Insurance Company
Great-West is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in 1982. In September of 1990, we re-domesticated under the laws of the state of Colorado.

Great-West is an indirect, wholly-owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam.

The Series Account
We established the Variable Annuity-1 Series Account in accordance with Colorado laws on July 24, 1995.

The Series Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.

We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts and other of our variable insurance products participating in the Series Account. Those assets may not be charged with our liabilities from our other business. Our obligations under those Contracts and other products are, however, our general corporate obligations.

The Series Account is divided into 45 Sub-Accounts, 31 of which are available under your Contract. Each Sub-Account invests exclusively in shares of a corresponding investment Portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.

We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

--------------------------------------------------------------------------------
The Portfolios
The Contract offers a number of Portfolios, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios (the "Portfolio Prospectuses"). The Portfolio Prospectuses should be read in connection with this Prospectus. You may obtain a copy of the Portfolio Prospectuses without charge by Request.

Each Portfolio:
o        holds its assets separate from the assets of the other Portfolios,
o        has its own distinct investment objectives and policies, and
o        operates as a separate investment fund

The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Portfolios have been established by investment advisers which manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ. The investment objectives of the Portfolios are briefly described below:

The Alger American Fund--advised by Fred Alger Management, Inc. of New York, New York.

Alger American Balanced Portfolio seeks current income and long-term capital appreciation. The Portfolio focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation. Under normal circumstances, the Portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds rated within the 4 highest rating categories by an established rating agency or if not rated, which are determined by the investment manager to be of comparable quality. Ordinarily, at least 25% of the Portfolio's net assets are invested in fixed-income securities.

Alger American Growth Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

Alliance Variable Products Series Fund, Inc.--advised by Alliance Capital Management, L.P., New York, New York.

Alliance VP Growth & Income seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio may also invest in fixed-income and convertible securities and in securities of foreign issuers.

Alliance VP Growth seeks to provide long-term growth of capital. Current income is only an incidental consideration. The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio may also invest up to 25% of its total assets in lower-rated fixed-income securities (commonly referred to as "junk bonds") and convertible bonds, and generally up to 15% of its total assets in foreign securities.

AllianceBernstein VP Real Estate Investment seeks a total return on its assets from long-term growth of capital and from income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry. The Portfolio invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies that are believed to have strong property fundamentals and management teams.

American  Century  Variable   Portfolios,   Inc.--advised  by  American  Century
Investment Management, Inc. of Kansas City, Missouri, advisers to the American Century family of mutual funds.

American Century VP International Portfolio seeks capital growth by investing primarily in equity securities of foreign companies. The Fund invests primarily in securities of issuers in developed countries.

American Century VP Income & Growth seeks capital growth by investing in common stocks. Income is a secondary objective. In selecting stocks for VP Income & Growth, the fund managers select primarily from the largest 1,500 publicly traded U.S. companies.

Berger Institutional Products Trust--advised by Berger Financial Group LLC of Denver, Colorado.

Berger IPT-Small Company Growth Fund seeks capital appreciation by investing primarily in the common stocks of small companies with the potential for rapid revenue and earnings growth. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization.

Berger IPT-Large Cap Growth Fund seeks capital appreciation. The Fund invests primarily in the securities of large, well-established companies that have potential for growth. Under normal circumstances, the Fund invests at least 80% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more. In certain unusual circumstances, the Fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization.

Delaware VIP Trust--advised by Delaware Management Company, Philadelphia, Pennsylvania.

Delaware VIP Small Cap Value Series seeks capital appreciation by investing primarily in stocks of companies whose market values appears low relative to underlying value or future earnings and growth potential. Under normal circumstances, at least 80% of the Series' net assets will be in investments of small cap companies.

Dreyfus Variable Investment Fund--advised by The Dreyfus Corporation of New York, New York.

Dreyfus Variable Investment Fund Small Cap Portfolio seeks to maximize capital appreciation. To pursue this goal, the Portfolio generally invests at least 80% of its assets in small-cap companies with total market capitalizations of less than $2 billion at the time of purchase. The Portfolio may continue to hold the securities of companies as their market capitalizations grow and thus, at any given time, a substantial portion of the Portfolio's holdings may have market capitalizations in excess of $2 billion. The investments may include common stocks, preferred stocks and convertible securities including those issued in initial public offerings.

Dreyfus Variable Investment Fund Growth and Income Portfolio seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue this goal, it invests in stocks, bonds and money market instruments of domestic and foreign issuers.

Federated Insurance Series--advised by Federated Investment Management Company of Pittsburgh, Pennsylvania.

Federated Fund for U.S. Government Securities II seeks to provide current income by investing primarily in securities which are primary or direct obligations of the U.S. government or its agencies or instrumentalities or which are guaranteed as to principal and interest by the U.S. government, its agencies, or instrumentalities and in certain collateralized mortgage obligations, and repurchase agreements.

Federated Insurance Series--advised by Federated Global Investment Management Corp. of Pittsburgh, Pennsylvania

Federated International Equity Fund II seeks to obtain a total return on its assets by investing primarily in equity securities of companies based outside the United States.

INVESCO Variable Investment Funds, Inc.--advised by INVESCO Funds Group, Denver, Colorado.

INVESCO VIF-High Yield Fund seeks a high level of current income by investing primarily in bonds and other debt securities. It also seeks capital appreciation. It normally invests at least 65% (80% effective July 31, 2002) of its assets in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly called "junk bonds," and preferred stock with investment grade and below investment grade ratings. These investments generally offer higher rates of return but are riskier than investments in securities of issuers with higher credit ratings. A portion of the Fund's assets may be invested in other securities such as corporate short-term notes, repurchase agreements, and money market funds. There are no limitations on the maturities held by the Fund, and the Fund's average maturity will vary as INVESCO responds to interest rates.

INVESCO VIF-Technology Fund seeks capital appreciation and normally invests at least 80% of its total assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund share may rise or fall rapidly.

J.P. Morgan Series Trust II--advised by J.P. Morgan Investment Management Inc. of New York, New York.

JPMorgan Small Company Portfolio seeks to provide high total return from a portfolio of small company stocks. The Portfolio invests at least 80% of the value of its Assets in small U.S. companies whose market capitalizations are greater than $100 million and less than $3 billion, typically represented by the Russell 2000 Index. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Janus Aspen Series--advised by Janus Capital Management LLC of Denver, Colorado.

Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the U.S. The Portfolio may invest in fewer than five countries or even a single country.

Janus Aspen Series Flexible Income Portfolio - Institutional Shares seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio invests in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk fixed income securities, commonly referred to as "junk bonds," and these securities may be a big part of the Portfolio.

Oppenheimer Global Securities Fund/VA--advised by OppenheimerFunds, Inc. of New York, New York.

Oppenheimer Global Securities Fund seeks long term capital appreciation by investing a substantial portion of assets in securities of foreign issues, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

PBHG Insurance Series Fund--advised by Pilgrim Baxter & Associates, Ltd., of Wayne, Pennsylvania.

PGHG Large Cap Growth seeks to provide investors with long-term growth of capital. Under normal market conditions, the Portfolio invests at least 80% of its total assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Portfolio's investment. The growth securities in the Portfolio are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential.

SAFECO Resource Series Trust--advised by SAFECO Asset Management Company of Seattle, Washington.

SAFECO RST Equity Portfolio has as its investment objective to seek long-term capital growth and reasonable current income. The Portfolio invests primarily in common stocks of large established companies that are proven performers.

Schwab Annuity Portfolios--advised by Charles Schwab Investment Management, Inc. of San Francisco, California.

Schwab Money Market Portfolio seeks the highest current income consistent with liquidity and stability of capital. This Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

Schwab MarketTrack Growth Portfolio II seeks to provide high capital growth with less volatility than an all stock portfolio by investing in a mix of stocks, bonds, and cash equivalents either directly or through investment in other mutual funds.

Schwab S&P 500 Portfolio seeks to track the price and dividend performance (total return) of common stocks of U.S. companies, as represented in the Standard & Poor's Composite Index of 500 stocks.

Scudder Variable Series I--advised by Deutsche Investment Management (Americas), Inc. of New York, New York.

Scudder Variable Series I Capital Growth Portfolio - Class A Shares seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stock of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies the S&P 500 Index (as of December 31, 2001, the S&P 500 Index had a median market capitalization of $8.3 billion). In choosing stocks, the portfolio manager looks for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

Scudder   Variable  Series   II--advised  by  Deutsche   Investment   Management
(Americas), Inc. of New York, New York.

Scudder Variable Series II Small Cap Growth Portfolio - Class A Shares seeks maximum appreciation of investors' capital. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2001, the Russell 2000 Growth Index had a median market capitalization of $4.3 billion).

The Scudder VIT Funds (formerly Deutsche Asset Management VIT Funds) are part of the Deutsche Asset Management VIT Funds and are advised by Deutsche Asset Management, Inc. of New York, New York.

Scudder VIT Small Cap Index (formerly, Deutsche Asset Management VIT Small Cap Index) seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index. The Russell 2000 Index emphasizes stocks of small U.S. companies and is a widely accepted benchmark of small-company stock performance.

Scudder VIT EAFE(R) Equity Index (formerly, Deutsche Asset Management VIT EAFE(R) Equity Index) seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International EAFE(R) Index. The EAFE Index emphasizes stocks of companies in major markets in Europe, Australasia, and the Far East and is a widely accepted benchmark of international stock performance.

The Strong Mid Cap Growth Fund II--advised by Strong Capital Management, Inc. of Milwaukee, Wisconsin.

Strong VIF Mid Cap Growth Fund II seeks capital growth. The Fund invests, under normal market conditions, at least 65% of its assets in stocks of medium-capitalization companies that the Fund's managers believe have favorable prospects for growth or earnings and capital appreciation. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell MidCap index at the time of investment.

The Strong Opportunity Fund II--advised by Strong Capital Management, Inc. of Milwaukee, Wisconsin.

Strong VIF Opportunity Fund II seeks capital growth. The Fund invests, under normal conditions, at least 65% of its assets in stocks of medium-capitalization companies that the Fund's investment manager believes are under-priced yet have attractive growth prospectus. The manager bases the analysis on a company's "private market value" - - the price an investor would b willing to pay for the entire company given its management financial health, and growth potential. The manager determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. To a limited extent, the Fund may also invest in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's private market value.

Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.

Where to Find More Information About the Portfolios
Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current Portfolio Prospectuses, which can be obtained from Schwab Insurance Services. You may also visit www.schwab.com ( please note that as of the date of this prospectus, internet access and functionality may not be available to all contract owners); www.schwaballiance.com (for clients of investment managers who are Schwab Alliance customers); or www.schwabannuity.com (for all other clients of investment managers).

The Portfolio prospectuses should be read carefully before any decision is made concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.

Addition, Deletion or Substitution
Great-West does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments. Currently, Schwab must approve certain changes.

Great-West and Schwab reserve the right to discontinue the offering of any Portfolio. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio's shares. Any share substitution will comply with the requirements of the 1940 Act.

If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio's elimination.

Based on marketing, tax, investment and other conditions, we may establish new Sub-Accounts and make them available to Owners at our discretion. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle.

If, in our sole discretion, marketing, tax, investment or other conditions warrant, we may also eliminate one or more Sub-Accounts. Before a Sub-Account is eliminated, we will notify you and request that you re-allocate the amounts invested in the Sub-Account to be eliminated.

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Application and Initial Contributions
The first step to purchasing the Schwabsignature Annuity is to complete your Contract application and submit it with your initial minimum Contribution of $5,000. Initial Contributions can be made by check (payable to GWL&A) or transferred from a Schwab brokerage account. You also may purchase the Contract through a 1035 Exchange provided that the contract you are exchanging for the Schwabsignature Annuity has a cash value of at least $5,000.

Initial contributions made by check should be sent to GWL&A, P.O. Box 100904, Pasadena, California 91189-0904.

If your application is complete, your Contract will be issued and your Contribution will be credited within two business days after receipt by Great-West. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.

If your application is incomplete, it will be completed from information Schwab has on file or you will be contacted by telephone or email to obtain the required information.

If the information necessary to complete your application is not received within five business days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.

--------------------------------------------------------------------------------
Right of Cancellation Period
During the Right of Cancellation period (ten-days or longer where required by law), you may cancel your Contract. If you exercise your Right of Cancellation, you must return the Contract to Great-West or to the representative from whom you purchased it.

Generally, Contributions will be allocated to the Sub-Accounts you selected on the application, effective upon the Effective Date. During the Right of Cancellation period, you may change your Sub-Account allocations as well as your allocation percentages.

Contracts returned during the Right of Cancellation period will be void from the date we issued the Contract. In the majority of states, we will refund your current Annuity Account Value. This amount may be higher or lower than your Contributions, which means you bear the investment risk during the Right of Cancellation period.

Certain states require that we return the greater of your Annuity Account Value (less any surrenders, withdrawals, and distributions already received) or the amount of Contributions received. In those states, all Contributions will be processed as follows:
o Amounts you specify to be allocated to one or more of the Sub-Accounts will first be allocated to the Schwab Money Market Sub-Account.

o After the end of the Right of Cancellation period, the Annuity Account Value held in the Schwab Money Market Sub-Account will be allocated to the Sub-Accounts you selected on the application.

Amounts contributed from a 1035 exchange of the Schwab Select Annuity Contract will be immediately allocated to the Sub-Accounts you have selected. If the Contract is returned, it will be void from the start. In many states, we will refund the Annuity Account Value (less any surrenders, withdrawals, and distributions already received) effective as of the Transaction Date the Contract is returned and received by us. This amount may be an amount that is higher or lower than your Contribution from the Schwab Select Annuity Contract which means that you bear the investment risk during the Right of Cancellation period. Certain states will require that we return the greater of: (a) Contributions received, or (b) the Annuity Account Value (less any surrenders, withdrawals, and distributions already received) effective as of the Transaction Date the Contract is returned and received by us.

--------------------------------------------------------------------------------
Subsequent Contributions
Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions at any time prior to the Payout Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least $500; or $100 if made via an Automatic Bank Draft Plan. Total Contributions may exceed $1,000,000 only with our prior approval.

Subsequent Contributions can be made by check or via an Automatic Bank Draft Plan directly from your bank or savings account. You can designate the date you'd like your subsequent Contributions deducted from your account each month. If you make subsequent Contributions by check, your check should be payable to GWL&A.

You'll receive a confirmation of each Contribution you make upon its acceptance.

If you cancel a purchase payment or if your check is returned due to insufficient funds, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. We reserve the right to refrain from allocating Contributions to your selected Sub-Accounts until we are notified by your bank that your check has cleared.

Great-West reserves the right to modify the limitations set forth in this section.

--------------------------------------------------------------------------------
Annuity Account Value
Before the date annuity payouts begin, the value of your Contract is the Annuity Account Value, which, before your Annuity Commencement Date, is the total dollar amount of all accumulation units credited to you for each Sub-Account. Initially, the value of each accumulation unit was set at $10.00.

Each Sub-Account's value prior to the Payout Commencement Date is equal to:

o        net Contributions allocated to the corresponding Sub-Account,
o plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results,
o        minus the daily mortality and expense risk charge, and
o        minus any withdrawals or Transfers from the Sub-Account.

The value of a Sub-Account's assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date).

A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.

The Annuity Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges.

Upon allocating Contributions to a Sub-Account you will be credited with variable accumulation units in that Sub-Account. The number of accumulation units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an accumulation unit.

The value of the accumulation unit is determined and credited at the end of the valuation period during which the Contribution was received.

Each Sub-Account's accumulation unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account's Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is discussed in Appendix B.

Unlike a brokerage account, amounts held under a Contract are not covered by the Securities Investor Protection Corporation ("SIPC").

--------------------------------------------------------------------------------
Transfers
At any time while your Contract is in force, you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts by telephone, by email at annuities@schwab.com, by sending a Request to Schwab Insurance Services, or through the Internet at www.schwab.com. (please note that as of the date of this prospectus, internet access and functionality may not be available to all contract owners); for clients of investment managers who are Schwab Alliance customers at www.schwaballiance.com; for all other clients of investment managers at www.schwabannuity.com.)

Your Request must specify:
o        the amounts being Transferred,
o        the Sub-Account(s) from which the Transfer is to be made, and
o        the Sub-Account(s) that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts during any calendar year. However, we reserve the right to limit the number of Transfers you make. Also, there is currently no charge for Transfers. We reserve the right to impose such a charge in the future.

A Transfer generally will be effective on the date the Request for Transfer is received by Schwab Insurance Services if received before 4:00 p.m. Eastern time. Under current tax law, there will not be any tax liability to you if you make a Transfer.

Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of accumulation units having a total value equal to the dollar amount being transferred. The purchase and/or cancellation of such units is made using the value of the Sub-Accounts as of the end of the valuation date on which the Transfer is effective.

Possible Restrictions
We reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone and/or Internet Transfers) at any time.

For example, Transfer restrictions may be necessary to protect all Owners from the negative effect large and/or numerous Transfers can have on portfolio management. Moving significant amounts from one Sub-Account to another may prevent the underlying Portfolio from taking advantage of long-term investment opportunities because the Portfolio must maintain enough cash to cover the cancellation of accumulation units that results from a Transfer out of a Sub-Account. Moving large amounts of money may also cause a substantial increase in Portfolio transaction costs which must be indirectly borne by you.

As a result, we reserve the right to require that all Transfer requests be made by you and not by your designee and to require that each Transfer request be made by a separate communication to us. We also reserve the right to require that each Transfer request be submitted in writing and be signed by you. Transfers among the Sub-Accounts may also be subject to such terms and conditions as may be imposed by the Portfolios.

At present, we do not impose minimums on amounts that must be transferred. However, we reserve the right to impose, from time to time, minimum dollar amounts that may be transferred from a Sub-Account.

We also reserve the right to impose, from time to time, minimum dollar amounts that must remain in a Sub-Account after giving effect to a Transfer from that Sub-Account. At present, we do not impose any such minimums.

Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from any Sub-Account to any other Sub-Account. These systematic Transfers may be used to Transfer values from the Schwab Money Market Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market.

You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the Contract. Dollar cost averaging Transfers must meet the following conditions:

o The minimum amount that can be Transferred out of the selected Sub-Account is $100.
o You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percent of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The accumulation unit values will be determined on the Transfer date.

--------------------------------------------------------------------------------
How dollar cost averaging works:

  -------- ------------ ---------- ---------
            Contribution Units      Price
  Month        Purchased           per unit
  -------- ------------ ---------- ---------
  Jan.          $250    10         $25.00
  -------- ------------ ---------- ---------
  Feb.         250      12           20.83
  -------- ------------ ---------- ---------
  Mar.         250      20           12.50
  -------- ------------ ---------- ---------
  Apr.         250      20           12.50
  -------- ------------ ---------- ---------
  May          250      15           16.67
  -------- ------------ ---------- ---------
  June         250      12           20.83
  -------- ------------ ---------- ---------
  Average market value per unit $18.06
  Investor's average cost per unit $16.85

In the chart above, if all units had been purchased at one time at the highest unit value of $25.00, only 60 units could have been purchased with $1500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1500 at an average unit price of $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of $18.06.
--------------------------------------------------------------------------------

You may not participate in dollar cost averaging and rebalancer at the same time.

Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time.

Rebalancer
Over time, variations in each Sub-Account's investment results will change your asset allocation plan percentages. Rebalancer allows you to automatically reallocate your Annuity Account Value to maintain your desired asset allocation. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the request.

If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

--------------------------------------------------------------------------------
How rebalancer works:

Suppose you purchased your annuity and you decided to allocate 60% of your initial contribution to stocks; 30% to bonds and 10% to cash equivalents as in this pie chart:

[Pie chart omitted]

Stocks                              60%
     Large Company         30%
     Small Company         15%
     International         15%
Bonds                               30%
Cash                                10%

Now assume that stock portfolios outperform bond portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the asset allocation of the above hypothetical plan to look like this:

[Pie chart omitted]

Stocks                              75%

     Large Company         35%
     Small Company         20%
     International         20%
Bonds                               20%
Cash                                 5%

Rebalancer automatically reallocates your Annuity Account Value to maintain your desired asset allocation. In this example, the portfolio would be re-allocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.
--------------------------------------------------------------------------------

On the Transaction Date for the specified request, assets will be automatically reallocated to the Sub-Accounts you selected. The rebalancer option will terminate automatically when you start taking payouts from the Contract.

Rebalancer Transfers must meet the following conditions:
o    Your entire Annuity Account Value must be included.
o You must specify the percentage of your Annuity Account Value you'd like allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the rebalancer option at any time.
o You may not participate in dollar cost averaging and rebalancer at the same time.

Great-West reserves the right to modify, suspend, or terminate the rebalancer option at any time.

--------------------------------------------------------------------------------
Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the date annuity payouts begin by submitting a withdrawal Request to Schwab Insurance Services or via the Internet at www.schwab.com (please note that as of the date of this prospectus, internet access and functionality may not be available to all contract owners.), at www.schwaballiance.com (for clients of investment managers who are Schwab Alliance customers), at www.schwabannuity.com (for all other clients of investment managers); however, any withdrawals over $25,000 must be submitted in writing. Withdrawals are subject to the rules below and federal or state laws, rules or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, less any applicable Premium Tax. No withdrawals may be made after the date annuity payouts begin.

If you request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount withdrawn.

Partial withdrawals are unlimited. However, you must specify the Sub-Account(s) from which the withdrawal is to be made. After any partial withdrawal, if your remaining Annuity Account Value is less than $2,000, then a full surrender may be required. The minimum partial withdrawal is $500.

The following terms apply to withdrawals:
o Partial withdrawals or surrenders are not permitted after the date annuity payouts begin.
o    A partial withdrawal or a surrender will be effective upon the Transaction
     Date.
Withdrawal requests must be in writing with your original signature. If your instructions are not clear, your request will be denied and no surrender or partial withdrawal will be processed.

After a withdrawal of all of your Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Withdrawals to Pay Investment Manager or Financial Advisor Fees
You may request partial withdrawals from your Annuity Account Value and direct us to remit the amount withdrawn directly to your designated Investment Manager or Financial Advisor (collectively "Consultant"). A withdrawal request for this purpose must meet the $500 minimum withdrawal requirements and comply with all terms and conditions applicable to partial withdrawals, as described above. Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account to pay Consultant fees.

Tax Consequences of Withdrawals
Withdrawals made for any purpose may be taxable--including payments made by us directly to your Consultant.

In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the IRS. If you request partial withdrawals to pay Consultant fees, your Annuity Account Value will be reduced by the sum of the fees paid to the Consultant and the related withholding.

You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. If you are younger than 59 1/2, the taxable portion of any withdrawal is generally considered to be an early withdrawal and is subject to an additional federal penalty tax of 10%.

Some states also require withholding for state income taxes. For details about withholding, please see "Federal Tax Matters" on Page 25.

--------------------------------------------------------------------------------
Telephone and Internet Transactions
You may make Transfer requests by telephone, fax and/or by Internet. Transfer requests received before 4:00 p.m. Eastern time will be made on that day at that day's unit value. Those received after 4:00 p.m. Eastern time will be made on the next business day we and the NYSE are open for business, at that day's unit value.

We will use reasonable procedures to confirm that instructions communicated by telephone, fax and/or Internet are genuine, such as:
o requiring some form of personal identification prior to acting on instructions,
o    providing written confirmation of the transaction and/or
o    tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, and for any reason. Neither partial withdrawals nor surrenders are permitted by telephone; however partial withdrawal Requests in the amount of $25,000 or less may be requested by Internet. All Requests for full surrenders, periodic withdrawals and partial withdrawals in excess of $25,000 must be in writing.

--------------------------------------------------------------------------------
Death Benefit
At the time you apply to purchase the Contract, you select one of the two Death Benefit options we offer. For Option 1, the Owner, Annuitant and Contingent Annuitant each must be age 85 or younger at the time the Contract is issued. For Option 2, the Owner, Annuitant and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued. For a full description of the circumstances under which we pay the Death Benefit, please see "Distribution of Death Benefit" on Page 21 of this Prospectus.

If you have selected Death Benefit option 1, the amount of the Death Benefit will be the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax. If you have selected Death Benefit option 2, the amount of the Death Benefit will be the greater of:

o the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; and

o the sum of all Contributions, minus partial withdrawals and/or periodic withdrawals and minus any Premium Tax.

The difference between the two Death Benefit options we offer is that the amount payable upon death (the Death Benefit) is based on different criteria for each option and there is a different Mortality and Expense Risk Charge for each. Option 2 provides for the return of Contributions (minus any cash you have withdrawn from the Contract and minus any Premium Tax) in the event that amount is greater than the Annuity Account Value (minus any Premium Tax). This could happen, for example, if the Death Benefit becomes payable soon after the Contract is purchased (say, one to three years) and, during those years, while Contributions are being made, the investment markets generally are in decline. Under these circumstances, it is possible that the performance of the Sub-Accounts you select may cause the Annuity Account Value to be less than the total amount of Contributions.

If you have selected Death Benefit option 2, your Beneficiary would receive the greater amount, in this case, the sum of all Contributions (minus any cash you have withdrawn from the Contract and minus any Premium Tax). If you have selected Death Benefit option 1, your Beneficiary would receive the lesser amount, in this case, the Annuity Account Value (minus any Premium Tax).

If you choose Death Benefit Option 1, your Mortality and Expense Risk Charge is 0.65% of the average daily value of the Sub-Accounts to which you have allocated Contributions.

If you choose Death Benefit option 2 (under which we incur greater mortality risks),your Mortality and Expense Risk Charge will be 0.70%.

The Death Benefit will become payable following our receipt of the Beneficiary's claim in good order. When an Owner or the Annuitant dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until new allocation instructions are requested by the Beneficiary or until the Death Benefit is actually paid to the Beneficiary.

The amount of the Death Benefit will be determined as of the date we receive a Request for the payout of the Death Benefit. However, on the date a payout option is processed, the Annuity Account Value will be transferred to the Schwab Money Market Sub-Account unless the Beneficiary elects otherwise.

Subject to the distribution rules below, payout of the Death Benefit may be made as follows:

o        payout in a single sum, or
o payout under any of the variable annuity options provided under this Contract.

In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules or regulations.

Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant's death.

You may also select one or more Contingent Beneficiaries. You may change the Contingent Beneficiary before the Annuitant's death. If one or more primary Beneficiaries are alive within 30 days after the Annuitant's death, the Contingent Beneficiary cannot become the primary Beneficiary and any interest the Contingent Beneficiary may have in the Contract will cease.

A change of Beneficiary or Contingent Beneficiary will take effect as of the date the Request is processed , unless a certain date is specified by the Owner. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary or Contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or Contingent Beneficiary, as applicable, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the Contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid to the Contingent Beneficiary. If no Contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or Contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner's estate.

If the Beneficiary is not the Owner's surviving spouse, she/he may elect, not later than one year after the Owner's date of death, to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that:
o such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary and
o such distributions begin not later than one year after the Owner's date of death.

If an election is not received by Great-West from a non-spouse Beneficiary and substantially equal installments begin no later than one year after the Owner's date of death, then the entire amount must be distributed within five years of the Owner's date of death. The Death Benefit will be determined as of the date the payouts begin.

If a corporation or other non-individual entity is entitled to receive benefits upon the Owner's death, the Death Benefit must be completely distributed within five years of the Owner's date of death.

Distribution of Death Benefit
Death of Annuitant Who is Not the Owner
Upon the death of the Annuitant while the Owner is living, and before the Annuity Commencement Date, we will pay the Death Benefit to the Beneficiary unless there is a Contingent Annuitant.

If a Contingent Annuitant was named by the Owner prior to the Annuitant's death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.

If the Annuitant dies after the date annuity payouts begin and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant's date of death.

If a corporation or other non-individual is an Owner, the death of the Annuitant will be treated as the death of an Owner and the Contract will be subject to the "Death of Owner" provisions described below.

--------------------------------------------------------------------------------
Contingent Annuitant
While the Annuitant is living, you may, by Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the request is processed , unless a certain date is specified by the Owner(s). Please note, you are not required to designate a Contingent Annuitant.
--------------------------------------------------------------------------------

Death of Owner Who Is Not the Annuitant
If the Owner dies before annuity payouts commence and there is a Joint Owner who is the surviving spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.

If the Owner dies after annuity payouts commence and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner's date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

Death of Owner Who Is the Annuitant
If there is a Joint Owner who is the surviving spouse of the deceased Owner and a Contingent Annuitant, the Joint Owner becomes the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

If there is a Joint Owner who is the surviving spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death) and/or Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

--------------------------------------------------------------------------------
Charges and Deductions
No amounts will be deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) are invested in the Contract.

As more fully described below, charges under the Contract are assessed only as deductions for:

o        Premium Tax, if applicable,
o charges against your Annuity Account Value for our assumption of mortality and expense risks.

Mortality and Expense Risk Charge
We deduct a Mortality and Expense Risk Charge from your Annuity Account Value at the end of each valuation period to compensate us for bearing certain mortality and expense risks under the Contract. If you select Death Benefit option 1, this is a daily charge equal to an effective annual rate of 0.65%. We guarantee that this charge will never increase beyond 0.65%. If you select Death Benefit option 2, the Mortality and Expense Risk Charge is a daily charge equal to an effective annual rate of 0.70%. We guarantee that this charge will never increase beyond 0.70%.

The Mortality and Expense Risk Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option.

Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience incurred by us.

The mortality risks assumed by us arise from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract. This means that you can be sure that neither the Annuitant's longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract.

The expense risk assumed is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.

The Mortality and Expense Risk Charge is higher for Owners who have selected Death Benefit option 2 because we bear substantial risk in connection with that option. Specifically, we bear the risk that we may be required to pay an amount to your Beneficiary that is greater than your Annuity Account Value.

If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, the loss will fall on us. If this charge is more than sufficient, any excess will be profit to us. Currently, we expect a profit from this charge. Our expenses for distributing the Contracts will be borne by our general assets, including any profits from this charge.

Expenses of the Portfolios
The value of the assets in the Sub-Accounts reflect the value of Portfolio shares and therefore the fees and expenses paid by each Portfolio. A complete description of the fees, expenses, and deductions from the Portfolios is included in this Prospectus under the Fee Table and Portfolio Annual Expenses on Page 7 and 8.

Premium Tax
We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Commencement Date. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.

Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.

--------------------------------------------------------------------------------
Payout Options

During the Distribution Period, you can choose to receive payouts in three ways--through periodic withdrawals, variable annuity payouts or in a single, lump-sum payment.

You may change the Payout Commencement Date within 30 days prior to commencement of payouts.

--------------------------------------------------------------------------------
Periodic Withdrawals
You may request that all or part of the Annuity Account Value be applied to a periodic withdrawal option. All requests for periodic withdrawals must be in writing. The amount applied to a periodic withdrawal is the Annuity Account Value, less Premium Tax, if any.

In requesting periodic withdrawals, you must elect:
o  The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals
o  A minimum withdrawal amount of at least $100
o  The calendar day of the month on which withdrawals will be made
o One of the periodic withdrawal payout options discussed below-- you may change the withdrawal option and/or the frequency once each calendar year.

Your withdrawals may be prorated across the Sub-Accounts in proportion to their assets. Or, they can be made from specific Sub-Account(s) until they are depleted. Then, we will automatically prorate the remaining withdrawals against any remaining Sub-Account assets unless you request otherwise.

While periodic withdrawals are being received:
o You may continue to exercise all contractual rights, except that no Contributions may be made.
o You may keep the same Sub-Accounts as you had selected before periodic withdrawals began.
o  Charges and fees under the Contract continue to apply.

Periodic withdrawals will cease on the earlier of the date:
o The amount elected to be paid under the option selected has been reduced to zero.
o  The Annuity Account Value is zero.
o  You request that withdrawals stop.
o  You purchase an annuity payout option.
o  The Owner or the Annuitant dies.

If periodic withdrawals stop, you may resume making Contributions. However, we may limit the number of times you may restart a periodic withdrawal program.

Periodic withdrawals made for any purpose may be taxable, subject to withholding and to the 10% federal penalty tax if you are younger than age 59 1/2.

--------------------------------------------------------------------------------
If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:
Income for a specified period (at least 36 months)-- You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.
Income of a specified amount (at least 36 months)--You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary. Any other form of periodic withdrawal acceptable to Great-West which is for a period of at least 36 months.
--------------------------------------------------------------------------------

In accordance with the provisions outlined in this section, you may request a periodic withdrawal to remit fees paid to your Investment Manager or Financial Advisor. There may be income tax consequences to any periodic withdrawal made for this purpose. Please see "Cash Withdrawals" on Page 19.

Annuity Payouts
You can choose the date you'd like annuity payouts to start either when you purchase the Contract or at a later date. If you do not select a payout start date, payouts will begin on the Annuitant's 91st birthday. You can change your selection at any time up to 30 days before the annuity date you selected.

If you have not elected a payout option within 30 days of the Annuity Commencement Date, your Annuity Account Value will be paid out as a variable life annuity with a guarantee period of 20 years.

The amount to be paid out will be based on the Annuity Account Value, minus any Premium Tax, on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payout option is $2,000. If your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.

--------------------------------------------------------------------------------
If you choose to receive variable annuity payouts from your Contract, you may select from the following payout options:
Variable life annuity with guaranteed period--This option provides for payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years. Upon the death of the Annuitant, the Beneficiary will receive the remaining payouts at the same interval elected by the Owner.
Variable life annuity without guaranteed period--This option provides payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Since no minimum number of payouts is guaranteed, this option may offer the maximum level of payouts. It is possible that only one payout may be made if the Annuitant dies before the date on which the second payout is due.
--------------------------------------------------------------------------------

Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50. Once annuity payouts commence, you cannot make Contributions or take withdrawals, other than your annuity payouts.

If you elect to receive a single sum payment, the amount paid is the Surrender Value.

Amount of First Variable Payout
The first payout under a variable annuity payout option will be based on the value of the amounts held in each Sub-Account you have selected on the first valuation date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payout option. The rate applied reflects an assumed investment return of 5% ("AIR").

For annuity options involving life income, the actual age, year in which annuitization commences and gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payouts until satisfactory proof is received. Since payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, the difference with interest may be deducted by us from the next payout or payouts. If payouts were too small, the difference with interest may be added by us to the next payout.

This interest is at an annual effective rate which will not be less than the minimum rate allowed by law.

Variable Annuity Units
The number of Annuity Units paid for each Sub-Account is determined by dividing the amount of the first payout by its Annuity Unit value on the first valuation date preceding the Annuity Commencement Date. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.

Amount of Variable Payouts After the First Payout
Payouts after the first will vary depending upon the investment performance of the Sub-Accounts. Your payouts will increase in amount over time if the Sub-Accounts you select earn more than the 5% AIR; likewise, your payouts will decrease over time if the Sub-Accounts you select earn less than the 5% AIR. The subsequent amount paid from each Sub-Account is determined by multiplying (a) by
(b) where (a) is the number of Sub-Account Annuity Units to be paid and (b) is the Sub-Account Annuity Unit value on the first valuation date preceding the date the annuity payout is due. The total amount of each variable annuity payout will be the sum of the variable annuity payouts for each Sub-Account you have selected. We guarantee that the dollar amount of each payout after the first will not be affected by variations in expenses or mortality experience.

Transfers After the Variable Annuity Commencement Date
Once annuity payouts have begun, Transfers may be made within the variable annuity payout option among the available Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.

Other Restrictions
Once payouts start under the annuity payout option you select:
o        no changes can be made in the payout option,
o        no additional Contributions will be accepted under the Contract and
o no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the time the annuity payouts begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government . State income tax withholding may also apply. Please see "Federal Tax Matters" below for details.

--------------------------------------------------------------------------------
Seek Tax Advice
The following discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution. A tax adviser should be consulted for further information.

--------------------------------------------------------------------------------
Federal Tax Matters
The following discussion is a general description of federal income tax considerations relating to the Contracts and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about these tax implications relating to the ownership or use of the Contract, you should consult a competent tax adviser before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased only on a non-tax qualified basis ("Non-Qualified Contract"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payouts, and on the economic benefit to you, the Annuitant, or the Beneficiary will depend on the tax status of the individual concerned.

--------------------------------------------------------------------------------
Because tax laws, rules and regulations are constantly changing, we do not make any guarantees about the Contract's tax status.
--------------------------------------------------------------------------------

Taxation of Annuities
Section 72 of the Code governs taxation of annuities. An owner who is a "natural person" will not generally be taxed on increases, if any, in the value of the Annuity Account Value until a distribution of all or part of the Annuity Account Value is made (for example, withdrawals or annuity payouts under the annuity payout option elected). Also, if you make an assignment, pledge, or agreement to assign or pledge all or any portion of the Annuity Account Value, that amount will be treated as a distribution to you under the Contract. The taxable portion of a distribution (in the form of a single sum payout or an annuity) is taxable as ordinary income.

If the Owner of a Contract is a non-natural person (for example, a corporation, partnership, limited liability company or trust), the Owner must generally include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The rule generally does not apply, however, where the non-natural person is only the nominal Owner of a Contract and the beneficial Owner is a natural person.

This rule also does not apply where:

o        The annuity Contract is acquired by the estate of a decedent.
o        The Contract is a qualified funding asset for a structured settlement.
o        The Contract is an immediate annuity.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals
Partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the "investment in the Contract" at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the Contract." The taxable portion of any annuity payout is taxed at ordinary income tax rates.

Annuity Payouts
Although the tax consequences will vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that represents the amount by which the Annuity Account Value exceeds the "investment in the Contract" will be taxed. Once the investment in the Contract has been fully recovered, the full amount of any additional annuity payouts is taxable.

Penalty Tax
There may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:
o    Made on or after the date on which the Owner reaches age 591/2.
o    Made as a result of death or disability of the Owner.
o Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

For more details regarding this penalty tax and other exemptions that may be applicable, consult a competent tax adviser.

Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:
o If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above.
o If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.

Distribution at Death
In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:
o If the Owner dies before the date annuity payouts start, the entire Annuity Account Value must generally be distributed within five years after the date of death. If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner's death. If the sole designated Beneficiary is the Owner's spouse, the Contract may be continued in the name of the spouse as Owner.
o If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

If the Owner is not an individual, then for purposes of the distribution at death rules, the primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the primary Annuitant is treated as the death of the Owner. The rules described under Distribution of Death Benefit are designed to meet these requirements.

Diversification of Investments
Section 817(h) of the code requires that the investments of each Sub-Account of the Series Account be "adequately diversified" in accordance with certain Internal Revenue Service regulations. We believe that the Sub-Accounts will be adequately diversified.

Owner Control
In three Revenue Rulings issued between 1977 and 1982, the IRS held that where a variable annuity contract holder had certain forms of actual or potential control over the investments that were held by the insurance company under the contract, the contract owner would be taxable on the income and gains produced by these investments. A holder of a Contract will not have any of the specific types of control that were described in those Rulings. However, because the current scope and application of these three Revenue Rulings is unclear, we reserve the right to modify the Contracts as may be required to maintain favorable tax treatment.

Transfers, Assignments or Exchanges
A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this Prospectus.

Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year must be treated as a single annuity contract for purposes of determining the taxable amount.

Withholding
Distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 Exchanges
Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one insurance contract for another. Generally, contracts issued in an exchange for another annuity contract are treated as new for purposes of the penalty and distribution at death rules.

If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract.

--------------------------------------------------------------------------------
Assignments or Pledges
Generally, rights in the Contract may be assigned or pledged as collateral for loans at any time during the life of the Annuitant

If the Contract is assigned, the interest of the assignee has priority over your interest and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to Great-West. All assignments are subject to any action taken or payout made by Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged as collateral for a loan, it may be treated as a distribution. Please consult a competent tax adviser for further information.

--------------------------------------------------------------------------------
Performance Data
From time to time, we may advertise yields and average annual total returns for the Sub-Accounts. In addition, we may advertise the effective yield of the Schwab Money Market Sub-Account. These figures will be based on historical information and are not intended to indicate future performance.

Money Market Yield
The yield of the Schwab Money Market Sub-Account refers to the annualized income generated by an investment in that Sub-Account over a specified 7-day period. It is calculated by assuming that the income generated for that seven-day period is generated each 7-day period over a period of 52 weeks and is shown as a percentage of the investment.

The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

Average Annual Total Return
The following table shows the average annual total return of the various Sub-Accounts available under the Contract. Although the Contracts are new, certain of the Sub-Accounts available under the Contracts were created by us in the past to fund other of our insurance products and have been in existence for one or more years. For each of those Sub-Accounts, we calculate average annual total return from its inception date. We refer to average annual total return that is calculated from the inception date of a Sub-Account as "standardized performance."

In addition to standardized performance, we show "non-standardized performance." In the case of a Sub-Account that was in existence before we first began to offer the Contracts, non-standardized performance reflects average annual total return for periods prior to the Sub-Account's inception. This is possible in cases where the Portfolio in which the Sub-Account invests was created before the Sub-Account's inception date. Consequently, the Portfolio established a performance track record even before the Sub-Account was created.

In the case of a Sub-Account that was created at or about the same time we first offered the Contracts, there will be no standardized performance for us to show because the Sub-Account does not have a track record.

However, in these cases, we will show non-standardized performance if the Portfolio in which such a Sub-Account invests was in existence prior to the Sub-Account's inception date. When standardized performance becomes available for these Sub-Accounts, we will make that information available to you.

Both standardized performance and non-standardized performance reflect deductions for the highest level of charges under the Contract, including the 0.70% mortality and expense risk charge, which includes a 0.05% charge for Death Benefit Option 2.

In the table on the following page we show average annual total return for each Sub-Account for one-, three-, five- and ten-year periods (or since inception, if less than ten years) ended December 31, 2001. Average annual total return quotations represent the average annual compounded rate of return that would equate an initial investment of $1,000 to the redemption value of that investment (excluding Premium Taxes, if any) as of the last day of each of the periods for which total return quotations are provided.

For additional information regarding yields and total returns calculated using the standard methodologies briefly described herein, please refer to the Statement of Additional Information.


                                Performance Data
                                                        Standardized Performance Data
Sub-Account                                         1 Year       Since      Inception
                                                              Inception    Date of
                                                                  of       Sub-Account
                                                             Sub-Account       #
Alger American Balanced                              N/A       -3.02%**      5/3/01
Alger American Growth                              -12.44%      12.64%      11/1/96
Alliance VP Growth & Income                          N/A       -6.15%**      5/3/01
Alliance VP Growth                                   N/A      -14.23%**      5/3/01
AllianceBernstein VP Real Estate Investment          N/A       10.49%**      5/3/01
American Century VP International                  -29.68%      6.44%       11/1/96
American Century VP Income & Growth                  N/A       -6.43%**      5/3/01
Berger IPT-Small Company Growth                    -33.95%      10.92%       5/1/97
Berger IPT-Large Cap Growth                          N/A      -16.12%**      5/3/01
Delaware VIP Small Cap Value Series                  N/A       6.99%**       5/3/01
Dreyfus Variable Investment Fund:  Small Cap         N/A       -2.31%**      5/3/01
Dreyfus Variable Investment Fund:  Growth and      -6.51%       -1.53%       5/3/99
Income
Federated International Equity II                    N/A      -21.39%**      5/3/01
Federated U.S. Government Securities II             6.28%       5.71%        5/3/01
INVESCO VIF-High Yield                             -15.53%      -0.43%      11/1/96
INVESCO VIF- Technology                            -46.21%     -47.94%       3/1/00
JPMorgan Small Company                              N/A       -2.10%**      5/3/01
Janus Aspen Worldwide Growth                      -22.99%      10.87%      11/1/96
Janus Aspen Flexible Income                         6.98%       4.51%        5/3/99
Oppenheimer Global Securities                        N/A       -5.24%**      5/3/01
PBHG Large Cap Growth                                N/A      -15.54%**      5/3/01
SAFECO RST Equity                                  -10.03%      5.26%        5/1/97
Schwab MarketTrack Growth II                       -9.05%       7.72%       11/1/96
Schwab S&P 500                                     -12.78%      10.21%      11/1/96
Scudder Variable Series I Capital Growth           -19.93%      -3.60%       5/3/99
Scudder Variable Series II Small Cap Growth          N/A      -14.32%**      5/3/01
Scudder VIT EAFE(R)Equity Index  (formerly,         -25.23%     -10.52%       5/3/99
Deutsche Asset Management VIT EAFE(R)Equity
Index)
Scudder VIT Small Cap Index  (formerly,             1.40%       4.64%        5/3/99
Deutsche Asset Management VIT Small Cap Index
Strong VIF Mid Cap Growth II                         N/A       -19.70%       5/3/01
Strong VIF Opportunity II                            N/A       -4.99%**      5/3/01

                                                                    Non-Standardized Performance Data
                                                      1            3        5 Years      10       Since Inception of     Inception
                                                   Year         Years                  Years         Underlying          Date of
                                                                                                 Portfolio (if less     Underlying
                                                                                                   than 10 years)       Portfolio
                                                  -2.62%        6.46%       13.39%    11.23%            N/A              9/5/1989
                                                  -12.44%      -0.55%       12.55%    14.18%            N/A              1/9/1989
                                                  -0.34%        7.63%       13.87%    14.10%            N/A             1/14/1991
                                                  -24.12%      -6.02%       6.49%       N/A            13.17%           9/15/1994
                                                  10.03%        9.25%        N/A        N/A            5.15%             1/9/1997
                                                  -29.68%      -1.83%       5.62%       N/A            6.09%             5/1/1994
                                                  -9.01%       -1.82%        N/A        N/A            6.17%            10/30/1997
                                                  -33.95%       5.23%       7.27%       N/A            6.18%             5/1/1996
                                                  -25.79%       1.28%       9.87%       N/A            10.56%            5/1/1996
                                                  11.02%        7.17%       8.97%       N/A            11.25%            12/27/93
                                                  -6.88%        8.61%       7.33%     20.48%            N/A              1/1/1991
                                                  -6.51%        1.21%       5.85%       N/A            12.80%            5/2/1994

                                                  -29.91%      -0.38%       6.15%       N/A            6.21%             6/8/1995
                                                   6.28%       -4.95%       5.87%       N/A            5.44%             3/27/94
                                                  -15.53%      -7.03%       -1.21%      N/A            3.48%            5/27/1994
                                                  -46.21%       1.72%        N/A        N/A            9.20%            5/21/1997
                                                   -8.07%        5.10%       5.79%      N/A            11.30%           12/31/1994
                                                  -22.99%       1.74%       10.34%      N/A            14.94%           9/13/1993
                                                    6.98%        4.43%       6.50%      N/A            7.39%            9/13/1993
                                                  -12.66%      12.78%       14.59%    13.11%            N/A             11/12/1990
                                                  -28.79%       4.57%        N/A        N/A            12.66%           4/30/1997
                                                  -10.03%      -4.72%       5.87%     11.99%            N/A              4/3/1987
                                                  -9.05%        0.70%       7.24%       N/A            7.72%            11/1/1996
                                                  -12.78%      -2.07%       9.46%       N/A            10.21%           11/1/1996
                                                  -19.93%      -1.28%       9.68%     10.65%            N/A             7/16/1985
                                                  -29.32%      -5.75%       5.58%       N/A            11.11%            5/2/1994
                                                  -25.23%      -7.78%        N/A        N/A            -2.83%           8/22/1997



                                                   1.40%        4.92%        N/A        N/A            3.79%            8/22/1997

                                                  -31.42%       3.03%        N/A        N/A            12.48%           12/31/1996
                                                  -4.16%       10.77%       13.81%      N/A            15.85%            5/8/1992




# The SCHWABsignature ANNUITY contract has been offered since May 3, 2001.
* Indicates non-standardized performance because data is calculated for periods preceding the inception date of the Sub-Account. **Represents cumulative return, since performance data shown (as of 12/31/01) is for less than one year; Sub-Account has been in Annuity since 5/3/01.

Performance information and calculations for any Sub-Account are based only on the performance of a hypothetical Contract under which the Annuity Account Value is allocated to a Sub-Account during a particular time period. Performance information should be considered in light of the investment objectives and policies and characteristics of the Portfolios in which the Sub-Account invests and the market conditions during the given time period. It should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including:
o the ranking of or asset allocation/investment strategy of any Sub-Account derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, Morningstar, Value Line, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard & Poor's Indices, Dow Jones Industrial Average, and other rating services, companies, publications or other people who rank separate accounts or other investment products on overall performance or other criteria, and
o the effect of tax-deferred compounding on investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.

We may from time to time also advertise cumulative (non-annualized) total returns, yield and standard total returns for the Sub-Accounts. In addition, we may advertise performance based on accumulation unit values that reflect the lower Mortality and Expense Risk Charge associated with Death Benefit option 1.

We may also advertise performance figures for the Sub-Accounts based on the performance of a Portfolio prior to the time the Series Account commenced operations.

For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
Distribution of the Contracts
Charles Schwab & Co., Inc. (Schwab) is the principal underwriter and distributor of the Contracts. Schwab is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Its principal offices are located at 101 Montgomery Street, San Francisco, California 94104, telephone 888-560-5938.

--------------------------------------------------------------------------------
Voting Rights
In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.

The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by communication prior to such meeting in accordance with procedures established by the respective Portfolios.

If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.

Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports and other material relating to the appropriate Portfolio.

Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

Contract Owners have no voting rights in Great-West.

--------------------------------------------------------------------------------
Rights Reserved by Great-West
We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:
o To operate the Series Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.
o To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts; or to add, combine or remove Sub-Accounts of the Series Account.
o To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law.
o To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
o To change the time or time of day at which a valuation date is deemed to have ended.
o To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

--------------------------------------------------------------------------------
Legal Proceedings
Currently, the Series Account is not a party to, and its assets are not subject to any material legal proceedings. And, Great-West is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which Great-West is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions or prospects of Great-West.

--------------------------------------------------------------------------------
Legal Matters
Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Jorden Burt LLP.

--------------------------------------------------------------------------------
Experts
The consolidated balance sheets for Great-West Life & Annuity Insurance Company for the years ended December 31, 2001 and 2000 and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2001, as well as the financial statements of the Variable Annuity-1Series Account for the years ended December 31, 2001 and 2000, included in the Statement of Additional Information, have been audited by Deloitte & Touche, LLP, independent auditors, as stated in their reports which are included in the Statement of Additional Information and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

--------------------------------------------------------------------------------
Available Information
You may request a free copy of the Statement of Additional Information. Please direct any oral, written or electronic request for such documents to:

Schwab Insurance Services
P. O. Box  7666
San Francisco, California  94120-7666
1-888-560-5938
Email:  annuities@schwab.com
Internet:

www.schwab.com (Please note that as of the date of this prospectus, internet access and functionality may not be available to all contract owners.)
For clients of investment managers who are Schwab Alliance customers: www.schwaballiance.com
For all other clients of investment managers:
www.schwabannuity.com

The SEC maintains an Internet web site (http://www.sec.gov) that contains the Statement of Additional Information and other information filed electronically by Great-West concerning the Contract and the Series Account.

You also can review and copy any materials filed with the SEC at its Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.

The Statement of Additional Information contains more specific information relating to the Series Account and Great-West, such as:

o        general information
o information about Great-West Life & Annuity Insurance Company and the Variable Annuity-1 Series Account
o        the calculation of annuity payouts
o        postponement of payouts
o        services
o        withholding
o        calculation of performance data.

--------------------------------------------------------------------------------
                                   APPENDIX A

                        CONDENSED FINANCIAL INFORMATION
                      Selected Data for Accumulation Units
    Outstanding Through Each Periof for the Periods Ended December 31, 2001

-------------------------------------------------------------------------------------------------------------------------
                                  ALGER AMERICAN BALANCED       ALGER AMERICAN GROWTH           ALLIANCE VP GROWTH & INCOME
                                      PORTFOLIO                      PORTFOLIO                            PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
Schwab Signature Annuity:
-------------------------------------------------------------------------------------------------------------------------
Expenses as a % of net assets        0.65           0.70          0.65           0.70           0.65            0.70
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
             2001
-------------------------------------------------------------------------------------------------------------------------
 Beginning Unit Value                 $10.00         $10.00         $10.00         $10.00         $10.00          $10.00
-------------------------------------------------------------------------------------------------------------------------
 Ending Unit Value                     $ 9.70         $ 9.70        $ 8.90         $ 8.89         $ 9.39          $ 9.38
-------------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding           10,478         44,719       110,022         53,244         98,944          74,454
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                  ALLIANCE VP GROWTH PORTFOLIO    ALLIANCEBERNSTEIN VP REAL    AMERICAN CENTURY VP
                                                                  ESTATE INVESTMENT PORTFOLIO  INTERNATIONAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
Expenses as a % of net assets        0.65           0.70          0.65           0.70           0.65            0.70
-------------------------------------------------------------------------------------------------------------------------
             2001
-------------------------------------------------------------------------------------------------------------------------
 Beginning Unit Value                 $10.00         $10.00         $10.00         $10.00         $10.00          $10.00
-------------------------------------------------------------------------------------------------------------------------
 Ending Unit Value                     $ 8.58         $ 8.58       $ 11.05        $ 11.05         $ 8.27          $ 8.27
-------------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding            3,673         11,322        48,102         16,327         76,030          27,288
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                  AMERICAN CENTURY VP INCOME    BERGER IPT-LARGE CAP GROWTH    BERGER IPT-SMALL COMPANY
                                  & GROWTH PORTFOLIO            FUND                           GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Expenses as a % of net assets        0.65           0.70          0.65           0.70           0.65            0.70
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             2001
-------------------------------------------------------------------------------------------------------------------------
 Beginning Unit Value                 $10.00         $10.00         $10.00         $10.00         $10.00          $10.00
-------------------------------------------------------------------------------------------------------------------------
 Ending Unit Value                     $ 9.36         $ 9.36        $ 8.38         $ 8.39         $ 8.00          $ 8.00
-------------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding            3,158          5,696        14,808          8,729         82,084          52,671
-------------------------------------------------------------------------------------------------------------------------
(Continued)
-------------------------------------------------------------------------------------------------------------------------


                         CONDENSED FINANCIAL INFORMATION
                      Selected Data for Accumulation Units
    Outstanding Through Each Periof for the Periods Ended December 31, 2001

-------------------------------------------------------------------------------------------------------------------------
                                  DELAWARE VIP                  SCUDDER VIT                     SCUDDER VIT
                                  CAP VALUE SERIES              EAFE EQUITY INDEX FUND          SMALL CAP INDEX FUND
-------------------------------------------------------------------------------------------------------------------------

Schwab Signature Annuity:
-------------------------------------------------------------------------------------------------------------------------
Expenses as a % of net assets        0.65           0.70           0.65           0.70           0.65           0.70
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             2001
-------------------------------------------------------------------------------------------------------------------------
 Beginning Unit Value                 $10.00         $10.00         $10.00         $10.00         $10.00          $10.00
-------------------------------------------------------------------------------------------------------------------------
 Ending Unit Value                    $ 10.71        $ 10.70         $ 8.21         $ 8.21        $ 10.11        $ 10.11
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding           58,778         28,758         24,035         19,182         36,498         41,813
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                  DREYFUS VIF SMALL CAP         DREYFUS VIF GROWTH & INCOME     FEDERATED INTERNATIONAL
                                  PORTFOLIO                     PORTFOLIO                       EQUITY FUND II
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Expenses as a % of net assets        0.65           0.70           0.65           0.70           0.65           0.70
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             2001
------------------------------------------------------------------------------------------------------------------------
 Beginning Unit Value                 $10.00         $10.00         $10.00         $10.00         $10.00          $10.00
-------------------------------------------------------------------------------------------------------------------------
 Ending Unit Value                     $ 9.79         $ 9.77         $ 9.33         $ 9.33         $ 7.86         $ 7.86
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding           46,287         33,176         10,283         19,175              2          1,778
-------------------------------------------------------------------------------------------------------------------------


                        CONDENSED FINANCIAL INFORMATION
                      Selected Data for Accumulation Units
    Outstanding Through Each Periof for the Periods Ended December 31, 2001
-------------------------------------------------------------------------------------------------------------------------
                                  INVESCO VIF-HIGH YIELD FUND   INVESCO VIF-TECHNOLOGY FUND      JPMORGAN
                                                                                              SMALL COMPANY FUND
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Expenses as a % of net assets        0.65           0.70           0.65           0.70           0.65           0.70
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
             2001
-------------------------------------------------------------------------------------------------------------------------
 Beginning Unit Value                 $10.00         $10.00         $10.00         $10.00         $10.00          $10.00
-------------------------------------------------------------------------------------------------------------------------
 Ending Unit Value                     $ 8.34         $ 8.36         $ 7.19         $ 7.19         $ 9.79         $ 9.79
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding           60,110         35,883         35,530          8,092         73,404         64,994
-------------------------------------------------------------------------------------------------------------------------

(Continued)
-------------------------------------------------------------------------------------------------------------------------
                                  JANUS ASPEN SERIES WORLDWIDE   JANUS ASPEN SERIES FLEXIBLE   OPPENHEIMER GLOBAL SECURITIES
                                  GROWTH PORTFOLIO               INCOME PORTFOLIO              FUND/VA
------------------------------------------------------------------------------------------------------------------------
Schwab Signature Annuity:
------------------------------------------------------------------------------------------------------------------------
Expenses as a % of net assets       0.65           0.70           0.65           0.70           0.65           0.70
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
            2001
------------------------------------------------------------------------------------------------------------------------
 Beginning Unit Value                 $10.00         $10.00         $10.00         $10.00         $10.00         $10.00
------------------------------------------------------------------------------------------------------------------------
 Ending Unit Value                    $ 8.47         $ 8.46        $ 10.41        $ 10.41         $ 9.48         $ 9.48
------------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding          99,987         60,207        229,005        276,547         28,571         31,709
------------------------------------------------------------------------------------------------------------------------
 Net Assets (000's)                    $ 846          $ 510        $ 2,384        $ 2,878          $ 271          $ 300
------------------------------------------------------------------------------------------------------------------------
 Total Return                        (15.30%)       (15.40%)         4.10%          4.10%         (5.20%)        (5.20%)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                  PBHG INSURANCE SERIES LARGE   SAFECO RST EQUITY PORTFOLIO   SCHWAB MARKETTRACK GROWTH
                                  CAP GROWTH PORTFOLIO                                        PORTFOLIO II
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Expenses as a % of net assets       0.65           0.70           0.65           0.70           0.65           0.70
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
            2001
------------------------------------------------------------------------------------------------------------------------
 Beginning Unit Value                 $10.00         $10.00         $10.00         $10.00         $10.00         $10.00
------------------------------------------------------------------------------------------------------------------------
 Ending Unit Value                    $ 8.45         $ 8.45         $ 9.45         $ 9.45         $ 9.47         $ 9.46
------------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding          29,271         21,508            429          7,912         64,405         36,799
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                  SCHWAB MONEY MARKET PORTFOLIO   SCHWAB S&P 500 PORTFOLIO    SCUDDER VARIABLE SERIES I
                                                                                              CAPITAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Expenses as a % of net assets       0.65           0.70           0.65           0.70           0.65           0.70
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
            2001
------------------------------------------------------------------------------------------------------------------------
 Beginning Unit Value                 $10.00         $10.00         $10.00         $10.00         $10.00         $10.00
------------------------------------------------------------------------------------------------------------------------
 Ending Unit Value                   $ 10.15        $ 10.15         $ 9.23         $ 9.22         $ 8.75         $ 8.74
------------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding       1,500,043        776,903        428,098        187,288         13,756          7,975
------------------------------------------------------------------------------------------------------------------------

(Continued)
------------------------------------------------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION
Selected Data for Accumulation Units
Outstanding Through Each Periof for the Periods Ended December 31, 2001
------------------------------------------------------------------------------------------------------------------------
                                  SCUDDER VARIABLE SERIES II    STRONG MID-CAP GROWTH           STRONG OPPORTUNITY
                                  SMALL CAP GROWTH PORTFOLIO    FUND II                         FUND II
------------------------------------------------------------------------------------------------------------------------
Schwab Signature Annuity:
------------------------------------------------------------------------------------------------------------------------
Expenses as a % of net assets       0.65           0.70           0.65           0.70           0.65           0.70
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
            2001
------------------------------------------------------------------------------------------------------------------------
 Beginning Unit Value                 $10.00         $10.00         $10.00         $10.00         $10.00         $10.00
------------------------------------------------------------------------------------------------------------------------
 Ending Unit Value                    $ 8.57         $ 8.57         $ 8.03         $ 8.03         $ 9.50         $ 9.50
------------------------------------------------------------------------------------------------------------------------
 Number of Units Outstanding          12,369          6,754         27,603         58,974        113,694         53,594
------------------------------------------------------------------------------------------------------------------------
(Concluded)


--------------------------------------------------------------------------------
Appendix B - Net Investment Factor
The Net Investment Factor is determined by dividing (a) by (b), and subtracting
(c) from the result where:

(a) is the net result of:
1) the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus
2) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus
3) a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by GWL&A to have resulted from the investment operations of the Sub-Account, and

(b) is the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding Valuation Period, and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Sub-Account on a daily basis. Such amount is equal to 0.65% if you have selected Death Benefit option 1 or 0.70% if you have selected Death Benefit option 2.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged.

The net asset value per share referred to in paragraphs (a)(1) and (b) above, reflect the investment performance of the Portfolio as well as the payment of Portfolio expenses.